EXHIBIT 99.1

1 Welcome to Our 2019 Annual Meeting of Shareholders

FORWARD LOOKING STATEMENT As an introduction to the information we will be discussing, please be aware that some of our comments can be considered forward - looking statements as defined by the federal securities laws and as outlined in the Company’s SEC filings. As such, any forward - looking statements are based on currently available information and management’s assumptions, expectations and estimates; however, actual results may vary significantly. Risk factors that could cause actual results to vary from expectations are described in the Company’s filings with the SEC. These factors are also available in our most recent earnings release which van be viewed on our website at www.middlesexwater.com or in our Annual Report.

PASSIONATE About the Mission “Delivering on our mission requires a solid strategy, talented employees and a keen focus on executing the plan.” Dennis W. Doll Chairman 3

Incorporated 1897 Market Cap $1.001Billion 52 Week Range $40.08 - $63.68 4 Dividend Yield: 1.66% Annual Dividend:$0.96 Incorporated 1897

NEW HEADQUARTERS ▪ Relocated offices to nearby office complex New Address: 485C Route One South Suite 400 Iselin, NJ ▪ JRT complex, constructed in 1984, under renovations to meet changing business needs

Water Production, Treatment & Distribution Full Service Municipal Contract Operations Design/Build/Own Operate System Assets Water & Wastewater System Maintenance OUR SERVICES Public Private Partnerships Wastewater Collection & Treatment Water & Sewer Line Maintenance (Third Party)

SERVICE 5 Continue our COMMITMENT as a TRUSTED BRAND providing quality and life - sustaining water service, wastewater and related utility services to thousands of individual homes and businesses in New Jersey and Delaware . INVESTMENT 3 INVESTMENT in projects, products and services that complement our core water and wastewater competencies CONTRACTS 4 OPERATION of municipal and industrial water and wastewater systems on a contract basis RECOVERY 2 TIMELY and adequate recovery of infrastructure investments and other costs necessary to maintain and improve service quality ACQUISITIONS 1 PRUDENT acquisitions of investor and municipally owned water and wastewater utilities Our Strategy For Profitability and Growth

THE MWC ADVANTAGE Stable, well run NJ, DE and PA utility with a regulated and non - regulated revenue base Regulated Utility Business Demonstrated Earnings Power Well Positioned Acquisition Opportunities Dividend Achiever Peer ROE Leadership Experienced Management Team Strong Financial Performance

Our Mission: To provide service in the water, wastewater and related fields in a safe, reliable and efficient manner. RESPECT INTEGRITY GROWTH HONESTY TEAMWORK Our Strong Culture

OUR WORKFORCE Employees: 330 Training Hours: 3,800 New Personnel: 59 Professional Operating Licenses: NJ: 90 DE: 33 We provide a work environment that encourages employee engagement, accountability and personal and professional development.

ENGAGING OUR CUSTOMERS Boil Water Recommendations & Traffic Advisories Water Saving Ideas Water Quality Reports Social Media Updates

12 “ We make a living by what we get, but we make a life by what we give. ” Winston Churchill FUTURE CITY Science, Technology, Engineering & Math (STEM) Events We believe our efforts help build stronger communities and promote interest in water careers and wise water use, the environment, education and leadership development, health and wellness, and economic development. Your name company, you slogan goes here... GIVING BACK TO OUR COMMUNITIES CAREER FAIRS Job Expos, Career Days, Classroom Visits and Business Discovery Days VOLUNTEER PROJECTS Home Build Projects, Food and Toy Drives, Participation on Local & Industry Boards COMMUNITY EVENTS Big Wheels Day, Bowl for Hunger, Charity Golf Outing, Corporate Support, Bottled Water

Environmental Stewardship We work to minimize impacts of our operations on the environment and reduce our carbon footprint. Protectors of Public Health We safeguard our customers through early detection and warning of potential water contaminants. Responsible Business Policy Code of business conduct and other governance protocols are in place and enforced. Inclusive & Engaged Workplace We value the diversity and skills of every employee and invest in training to protect the health and safety of employees, customers and the community. Environment, Social & Governance (ESG) Community Support We give back to our communities through financial resources, time, board leadership and other in - kind contributions. x Energy efficient heating, cooling and lighting x Solar x Standby generation capable of peak shaving in periods of high energy usage

BOARD OF DIRECTORS James F. Cosgrove Jr., P.E. Vice President and Principal of Kleinfelder Jeffries Shein Managing P artner , JGT Management Company, LLC Steven M. Klein, CPA . President Financial Consultant & Chief Executive Officer of Northfield Bancorp, Inc. Amy B. Mansue Executive Vice President and Chief Experience Officer, RWJ Barnabas Health Ann L. Noble - Financial Consultant in areas of Strategic Planning and Financial Management Kim C. Hanemann - S enior Vice President – Electric Transmission and Distribution of PSE&G Company Walter G. Reinhard (Retired) Former Partner & Counsel Norris McLaughlin, P.A. Dennis W. Doll Chairman of the Board, Middlesex Water Company Chairman, Water Research Foundation

G. Chris Andreasen Assistant Vice President – Enterprise Engineering Georgia Simpson Assistant Vice President – Information Technology Robert Fullagar Assistant Vice President – Operations SUCCESSION PLANNING

EXPERIENCED EXECUTIVE TEAM

IN THANKS AND RECOGNITION Jerry Esposito retired as President of Tidewater Utilities on January 1, 2019. Gerard L. Esposito Bruce O’Connor named President of Tidewater. Bruce O’Connor Senior Vice President, Chief Financial Officer and Treasurer

OUR PROFILE OF PERFORMANCE x Objective Regulatory Environment x Stable Residential Customer Base x Strong Financial and Balance Sheet x Corporate Credit Rating “A” Stable x Established Reputation for Technical & Operational Excellence x 46 Years of Consecutive Dividend Increases x Driving Shareholder Value through Investments in Regulated Utility Infrastructure

FINANCIAL 2018 HIGHLIGHTS 5.6% Operating Revenues Net Income Earnings Per Share $138.1 million 42.3% 42% $32.5 million $1.96

$117.1 $126.0 $132.9 $130.8 $138.1 $1.05 $1.10 $1.15 $1.20 $1.25 $1.30 $1.35 $1.40 2014 2015 2016 2017 2018 REVENUES ($Millions)

TOTAL REVENUES REGULATED AND NON - REGULATED • We own and operate regulated water and wastewater utility systems in New Jersey and Delaware. • We operate water and wastewater utility systems under contract for municipal and private clients. Non Regulated 12% Regulated 88%

Residential 48% Comm/Ind. 18% Fire Protection 9% Contract Sales 10% Contract Ops 12% Other 3% REVENUE SOURCES

18.4 20.0 22.7 22.8 32.5 0 5 10 15 20 25 30 35 2014 2015 2016 2017 2018 NET INCOME ($Millions)

Labor 31% Employee Benefits 14% Production 20% Other 14% Contract Ops. 12% Insurance 3% Pipe Repairs 3% IT 3% 2018 O & M EXPENSE

$1.13 $1.22 $1.38 $1.38 $1.96 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2014 2015 2016 2017 2018 EARNINGS PER SHARE

68% 64% 59% 62% 46% 0% 10% 20% 30% 40% 50% 60% 70% 80% 2014 2015 2016 2017 2018 DIVIDEND PAYOUT RATIO

$0.76 $0.78 $ 0.81 $ 0.86 $ 0.91 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $0.95 2014 2015 2016 2017 2018 DIVIDENDS PAID

5% Discount to participants in the Company’s Investment Plan. Good until 200,000 shares are purchased or December 30, 2019, whichever occurs first. Discount Currently in Effect!

FIRST QUARTER 2019 RESULTS (In Millions) 2019 $30.7 $23.7 $6.6 $0.39 2018 $31.2 $24.8 $4.5 $0.27 Operating Revenues O & M Expenses Net Income Diluted Earnings Per Share

Timely Rate Recovery Decisions by regulators on rate increase requests Customer Growth Effects of general economic conditions, competition for growth in non - franchised markets. Weather Weather variations and natural phenomena impact. Cost Management Ability to control operating expenses without sacrificing service. FACTORS AFFECTING EARNINGS

RATE MATTERS Company Effective Date Annual Revenues Middlesex (Base Rates) April1, 2018 $5.5 Million Middlesex (PWAC) January 1, 2019 $0.1 Million Tidewater (DSIC) (DSIC) January 1, 2019 $0.2 Million Tidewater (Rate Reduction) March 1, 2019 $(1.0) Million

Company Timeline Sample 32 2019 2020 2019 - 2021 $295 CAPITAL EXPENDITURES OUTLOOK o Large & small mains, service lines and hydrants o New & upgraded water & wastewater treatment plants o ERP system - hardware and software o Transportation equipment, tools, lab equipment, security systems, etc. Your name company, you slogan goes here... $118 Million $101 Million 2021 $76 Million $295 Million - Distribution - Production - IT Systems - Other

$461 $519 $617 $701 $764 $243 $257 $278 $295 $308 $0.00 $200.00 $400.00 $600.00 $800.00 $1,000.00 $1,200.00 2017 2018 2019 2020 2021 New Jersey Delaware UTILITY PLANT ($Millions)

CAPITAL PROGRAM FUNDING ▪ Dividend Reinvestment ▪ 5% Discount ▪ Stock Sale . ▪ NJEDA ▪ NJSRF ▪ DESRF ▪ S/T Lines ▪ Customer Growth ▪ Favorable Weather ▪ Rates x Cash Flow from Operations x Lines of Credit x Investment Plan Proceeds x Long - term Bonds x Common Stock Offering CASH FLOW EQUITY DEBT

OPERATIONS 2018 HIGHLIGHTS $1.96 ( Diluted)

PROJECTS

WESTERN TRANSMISSION MAIN x 4.5 Miles of 42 - inch Diameter Ductile Iron Pipe x Through Metuchen and Edison x Being installed 10 feet underground, pipe is wrapped to prevent corrosion x Project is 60 % Complete x Slated for completion in 2020 www.waterfortomorrowmwc.com

RENEW 2019 x 4 Miles of Main To Be Replaced x Carteret, New Jersey x Mains, service lines, valves and fire hydrants x Work will improve fire flows and overall service quality x Installing exterior meter pits x Funded through New Jersey Economic Development Authority www.waterfortomorrowmwc.com/renew

PROTECTING AGAINST LEAD x In compliance with the current Lead and Copper Regulation x Creating lead service line inventories for both the utility and customer portion of the line x Member of the National Lead Service Line Replacement Collaborative x Providing customer education via our website on how to identify lead pipes within their home

AMERICAN WATER INFRASTRUCTURE ACT Requirements: x Complete risk and resilience assessment x Develop an emergency response plan x Submit certification of completion to U.S. EPA by March 2020 Risk & Resilience Assessment ▪ All hazards, natural and other ▪ Resilience of water facility infrastructure (pipes, sources, collection, treatment, storage and distribution ▪ Monitoring practices ▪ Financial systems and billing ▪ Chemical storage and handling ▪ Operations and Maintenance Emergency Response Plan ▪ Strategies and resources to improve resilience, physical and cybersecurity ▪ Plans for responding to natural hazards or malevolent acts ▪ Actions and equipment to lessen the impact of adverse acts or natural hazards ▪ Strategies to detect hazards that threaten the system

UPGRADING OUR TREATMENT PROCESS Preliminary plans have been completed to convert the treatment process in NJ to ozone disinfection to ensure compliance with increasingly stringent drinking water quality regulations and to mitigate the occurrence of disinfection by - products.

EMERGING CONTAMINANTS ▪ USEPA has introduced draft interim recommendations to address groundwater containing PFOA and PFOS. ▪ PFAS are used in a wide range of products and exposure comes from multiple sources. They are a group of more than 4,000 very stable synthetic chemicals. ▪ Exposure has been linked to a number of health concerns. ▪ To protect Americans with a margin of protection from a lifetime of exposure to PFAS from drinking water, EPA has established the health advisory levels at 70 parts per trillion. ▪ Found nationwide in groundwater surface supplies, we are investing $25 million to treat and remove PFAS from our wellfields.

USA - PA AWARDED 10 - YEAR CONTRACT

PINELANDS WASTEWATER PLANT ROTATING BIOLOGICAL CONTACTOR UPGRADE PROJECT $1.3 M x Completed RBC and RBC Buildings

SECONDARY TREATMENT PROCESS UNIT UPGRADE Before After $0.4 Million Project Includes New Bridge and Scraper System Aging Influent Piping

PROJECT COMPLETED

MOBILE WORKFORCE MANAGEMENT Field Activity (FA) Created in Customer Care System FA Simultaneously Appears in Mobile Workforce System System automatically prioritizes work and dispatches field personnel As field activity is completed, customer records are automatically updated Reports are generated instantly to track orders, metrics and field personnel performance

Immediate dispatch for Emergencies Accurate Records mean less repeat appointments Consistent level of service Meets customers’ increasing expectations System ensures lone worker safety Work is assigned equitably Travel routes are optimized based on their location Work completed to standards building pride and purpose Ready access to accurate premise data Early identification of trends/concerns Records automation System structure helps manage novice workforce Transparency Customer Benefits Personnel Benefits Management Benefits

Questions? This presentation will be available on www.middlesexwater.com under the tab “Investors.” Thank you for your ongoing support!